EXHIBIT 99
MSHA Inspection and Citation SEC Report
On July 21, 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act) was enacted. Section 1503 of the Dodd-Frank Act requires companies that are “operators” (as such term is defined in the Federal Mine Safety and Health Act of 1977 (the Mine Act)) to disclose certain mine safety information in each periodic report to the Commission. This information is related to the enforcement of the Mine Act by the Mine Safety and Health Administration (MSHA).
The Dodd-Frank Act requires disclosure of the following categories of violations, orders and citations: (1) Section 104 S&S Citations, which are citations issued for violations of mandatory health or safety standards that could significantly and substantially contribute to the cause and effect of a mine safety or health hazard; (2) Section 104(b) Orders, which are orders issued upon a follow up inspection where the inspector finds the violation previously cited has not been totally abated in the prescribed time period; (3) Section 104(d) Citations and Orders, which issued upon violations of mandatory health or safety standards caused by an unwarrantable failure of the operator to comply with the standards; (4) Section 110(b)(2) Violations, which results from the reckless and repeated failure to eliminate a known violation; (5) Section 107(a) Orders, which are given when MSHA determines that an imminent danger exists and results in an order of immediate withdrawal from the area of the mine affected by the condition; and (6) written notices from MSHA of a pattern of violations of mandatory health or safety standards that are of such nature as could have significantly and substantially contributed to the cause and effect of mine health or safety hazards under Section 104(e). In addition, the Dodd-Frank Act requires the disclosure of the total dollar value of proposed assessments from MSHA under the Mine Act and the total number of mining related fatalities.
The following disclosures are made pursuant to Section 1503.
During the three months ended December 31, 2010 and for the twelve months ended December 31, 2010, none of our operations: (i) received notice from MSHA of a pattern of violations of mandatory health or safety standards that are of such a nature as could have significantly and substantially contributed to the cause and effect of mine health or safety hazards under Section 104(e) of the Mine Act or the potential to have such a pattern; (ii) had any mining-related fatalities; or (iii) had any flagrant violations under Section 110(b)(2) of the Mine Act.
Fourth Quarter, 2010
The table below sets forth, by mine, the total number of citations and/or orders issued during the period covered by this report to us by MSHA under the indicated provisions of the Mine Act, together with the total dollar value of proposed assessments, if any, from MSHA, received during the three months ended December 31, 2010. Of our 242 active MSHA-regulated facilities, we received 117 federal mine safety inspections at 111 operations during the reporting period. Of our inspected operations 85 did not receive any reportable citations or orders.
EXHIBIT 99 – Page 1 of 7

							Total Dollar
							Value of		Received
				Mine Act			Proposed	Total	Written
		Total	Mine	104(d)			MSHA	Number of	Notice
		Number of	Act	Citations	Mine Act	Mine Act	Assessments	Mining	under Mine
	Number of	S&S	104(b)	and	110(b)(2)	107(a)	($ in	Related	Act 104(e)
Name of Operation	Inspections	Citations	Orders	Orders	Violations	Orders	thousands)	Fatalities	(yes/no)
ANDERSON STONE, SC	1	1	0	0	0	0	0.3	0	No
BAINBRIDGE SAND PLANT, GA	1	2	0	0	0	0	0.7	0	No
BARTLETT UG BLUFF CITY, IL	2	2	0	0	0	0	0	0	No
BLACKSBURG, SC	1	2	0	0	0	0	1.3	0	No
BLAIRSVILLE QUARRY, GA	1	1	0	0	0	0	0	0	No
BROWNWOOD STONE, TX	2	1	0	0	0	0	0.2	0	No
CENTRAL, KY	1	1	0	0	0	0	0	0	No
COLUMBIA ABOVE GROUND, TN	1	1	0	0	0	0	0.2	0	No
ELKTON QUARRY, VA	1	1	0	0	0	0	0.6	0	No
FORT KNOX, KY	1	3	0	0	0	0	0	0	No
GRAHAM VIRGINIA OCCOQUAN	1	1	0	0	0	1	0	0	No
QUARRY, VA
GRAND RIVERS QUARRY, KY	1	3	0	0	0	0	0	0	No
LEMONT, IL	1	1	0	0	0	0	0	0	No
LOS BANOS S&G, CA	1	1	0	0	0	0	0	0	No
MCCOOK, IL	2	1	0	0	0	0	0	0	No
MORRISTOWN QUARRY, TN	1	1	0	0	0	0	0.7	0	No
N.WILKESBORO-115 QUARRY, NC	1	1	0	0	0	0	0.5	0	No
RELIANCE S&G, CA	1	1	0	0	0	0	0	0	No
RICHMOND RD QUARRY, KY	1	2	0	0	0	0	0	0	No
RIVER ROAD QUARRY, TN	1	1	0	0	0	0	0	0	No
SANGER S&G, CA	1	1	0	0	0	0	3.7	0	No
SHELBYVILLE QUARRY, TN	0	0	6	0	0	0	0	0	No
SMITH SUPPORT, FL	1	1	0	0	0	0	0	0	No
SPRUCE PINE QUARRY, NC	1	1	0	0	0	0	0	0	No
WHEELER RIDGE, CA	1	1	0	0	0	0	0.5	0	No
WILSON COUNTY, TN	1	0	10	0	0	0	0	0	No
OTHER OPERATIONS - 85	89	0	0	0	0	0	0	0	No
Total	117	32	16	0	0	1	8.7	0

The total dollar value of proposed assessments received during the three months ended December 31, 2010 for all other citations, as well as proposed assessments received during the reporting period for citations previously issued, is $21,925.
EXHIBIT 99 – Page 2 of 7

The table below sets forth, by mine, the pending legal actions filed before the Federal Mine Safety and Health Review Commission during the three months ended December 31, 2010. We initiated each of these actions in order to contest the appropriateness of citations issued.

Name of Operation	State	Case Type	Action Type	Date Case Filed
HELENA	AL	Contest Penalty	104(a) S&S	10/12/2010
DANLEY	TN	Contest Penalty	104(a) S&S	10/13/2010
SHELBYVILLE	TN	Contest Penalty	104(a)	10/13/2010
JACK	VA	Contest Penalty	104(a) S&S	10/15/2010
HOUSTON SALES YARD	TX	Contest Penalty	104(a)	10/18/2010
RACINE QUARRY	WI	Contest Penalty	104(a) S&S	10/19/2010
SANDERS	VA	Contest Penalty	104(a), 104(a) S&S	10/19/2010
HARRISON COUNTY	IN	Contest Penalty	104(a)	10/20/2010
TAMPA CEMENT GRINDING PLANT	FL	Contest Penalty	104(a) S&S	11/3/2010
BROOKSVILLE CALCIUM PLANT	FL	Contest Penalty	104(a)	11/3/2010
HANOVER	PA	Contest Penalty	104(a)	11/17/2010
BARTLETT UG	IL	Contest Penalty	104(a) S&S	11/18/2010
MCCOOK QUARRY	IL	Contest Penalty	104(a)	11/18/2010
SYCAMORE QUARRY	IL	Contest Penalty	104(a)	11/18/2010
BOLINGBROOK UG	IL	Contest Penalty	104(a)	11/18/2010
BOLINGBROOK STONE	IL	Contest Penalty	104(a)	11/19/2010
1604 STONE	TX	Contest Penalty	104(a) S&S	12/2/2010
MAIMI QUARRY	FL	Contest Penalty	104(a) S&S	12/7/2010
BROOKSVILLE ROCK PLANT	FL	Contest Penalty	104(a)	12/7/2010
TSB CEMENT PLANT	FL	Contest Penalty	104(a), 104(a) S&S	12/7/2010
115 QUARRY	NC	Contest Penalty	104(a) S&S	12/17/2010

EXHIBIT 99 – Page 3 of 7

Calendar Year 2010
The table below sets forth, by mine, the total number of citations and/or orders issued during the period covered by this report to us by MSHA under the indicated provisions of the Mine Act, together with the total dollar value of proposed assessments, if any, from MSHA, received during the three months ended December 31, 2010. Of our 242 active MSHA-regulated facilities, we received 522 federal mine safety inspections at 231 operations during the reporting period. Of our inspected operations 127 did not receive any reportable citations or orders.

							Total Dollar		Received
							Value of		Written
				Mine Act			Proposed	Total	Notice
		Total	Mine	104(d)			MSHA	Number	under
		Number of	Act	Citations	Mine Act	Mine Act	Assessments	of Mining	Mine Act
	Number of	S&S	104(b)	and	110(b)(2)	107(a)	($ in	Related	104(e)
Name of Operation	Inspections	Citations	Orders	Orders	Violations	Orders	thousands)	Fatalities	(yes/no)
1604 STONE, TX	2	2	0	0	0	0	0.6	0	No
ANDERSON STONE, SC	3	1	0	0	0	0	0.3	0	No
ATHENS QUARRY, TN	3	2	0	0	0	0	0	0	No
ATMORE SAND & GRAVEL, AL	2	1	0	0	0	0	0	0	No
AUGUSTA QUARRY, VA	4	3	0	0	0	0	3.2	0	No
BAINBRIDGE SAND PLANT, GA	2	2	0	0	0	0	0.7	0	No
BARTLETT UG BLUFF CITY, IL	5	4	0	0	0	0	0.3	0	No
BARTOW QUARRY, GA	3	1	0	0	0	0	0.3	0	No
BENTON COUNTY QY, TN	2	2	0	0	0	0	0.5	0	No
BLACKROCK QUARRY, AR	1	3	0	0	0	0	0	0	No
BLACKSBURG, SC	2	2	0	0	0	0	1.3	0	No
BLAIRSVILLE QUARRY, GA	3	2	0	0	0	0	0.2	0	No
BROOKSVILLE Vulcan QUARRY, FL	3	2	0	0	0	0	0	0	No
BROWNWOOD STONE, TX	3	1	0	0	0	0	0.2	0	No
CALCIUM PLANT, FL	3	3	0	0	0	0	0	0	No
CENTRAL SERVICES, NC	4	2	0	0	0	0	0.6	0	No
CENTRAL, KY	6	2	0	0	0	0	0.2	0	No
CHAPPELL RD S&G, NM	2	2	0	0	0	0	0.4	0	No
CHATTANOOGA QUARRY, TN	2	3	0	0	0	0	5.8	0	No
CHEROKEE QUARRY, AL	2	1	0	0	0	0	0.3	0	No
CHILDERSBURG, AL	2	1	0	0	0	0	0	0	No
CLARKSVILLE QUARRY, TN	2	1	0	0	0	0	0.2	0	No
CLEAR CREEK QUARRY, NC	2	1	0	0	0	0	0.6	0	No
COLUMBIA ABOVE GROUND, TN	3	1	0	0	0	0	0.2	0	No
COLUMBIA QUARRY, SC	2	2	0	0	0	0	0.3	0	No
COOKEVILLE QUARRY, TN	3	3	0	0	0	0	1.1	0	No
CORONA QUARRY, CA	5	3	0	0	0	0	6.8	0	No
DAHLONEGA II, GA	2	1	0	0	0	0	0.6	0	No
DANLEY QUARRY, TN	3	4	0	0	0	0	1.3	0	No
DAYTON, TN	3	1	0	0	0	0	0.3	0	No
DIXIE LEE QUARRY, TN	4	1	0	0	0	0	0.2	0	No
DREYFUS QUARRY, SC	3	4	0	0	0	0	2.2	0	No
ELKTON QUARRY, VA	2	1	0	0	0	0	0.6	0	No
ELLIJAY QUARRY, GA	3	1	0	0	0	0	0.6	0	No
FORT KNOX, KY	3	5	0	0	0	0	1.9	0	No
FORT PIERCE MINE, FL	2	1	0	0	0	0	0	0	No
FRANKLIN QUARRY, TN	2	1	0	0	0	0	1.6	0	No
GRAHAM VIRGINIA OCCOQUAN QUARRY, VA	2	1	0	0	0	1	0	0	No
GRAND RIVERS QUARRY, KY	6	8	0	0	0	0	2.8	0	No
GRAY COURT, SC	3	1	0	0	0	0	0	0	No
GRAYSON, GA	3	1	0	0	0	0	0.2	0	No
GREENWOOD, SC	4	1	0	0	0	0	0.2	0	No
GRIFFIN QUARRY, GA	3	1	0	0	0	0	0.2	0	No
GROESBECK, TX	3	1	1	0	0	0	0.1	0	No
HANOVER QUARRY, PA	2	1	0	0	0	0	0.7	0	No
HARDIN COUNTY, KY	3	2	0	0	0	0	1.3	0	No
HARRISON COUNTY QRY, IN	2	2	0	0	0	0	0.8	0	No
HELENA, AL	3	3	0	1	0	0	0.9	0	No
HENDERSONVILLE QUARRY, NC	2	1	0	0	0	0	1.9	0	No

EXHIBIT 99 – Page 4 of 7

							Total Dollar		Received
							Value of		Written
				Mine Act			Proposed	Total	Notice
		Total	Mine	104(d)			MSHA	Number	under
		Number of	Act	Citations	Mine Act	Mine Act	Assessments	of Mining	Mine Act
	Number of	S&S	104(b)	and	110(b)(2)	107(a)	($ in	Related	104(e)
Name of Operation	Inspections	Citations	Orders	Orders	Violations	Orders	thousands)	Fatalities	(yes/no)
HERMITAGE QUARRY, TN	2	1	0	0	0	0	0.3	0	No
HUEBNER RD STONE, TX	1	1	0	0	0	0	2.3	0	No
HUNTSVILLE NORT, AL	2	1	0	0	0	0	0.2	0	No
JACK, VA	3	1	0	0	0	0	0.7	0	No
KENNESAW, GA	3	1	0	0	0	0	0.2	0	No
LACON, AL	2	1	0	0	0	0	0.6	0	No
LAKESIDE, SC	1	1	0	0	0	0	0.5	0	No
LAWRENCEVILLE QUARRY, VA	2	1	0	0	0	0	0.7	0	No
LEMONT, IL	4	1	0	0	0	0	0	0	No
LIBERTY, SC	3	2	0	0	0	0	0.3	0	No
LITHIA SPRINGS, GA	2	2	0	0	0	0	0	0	No
LOS BANOS S&G, CA	2	1	0	0	0	0	0	0	No
MARANA S&G, AZ	5	2	0	0	0	0	2.4	0	No
MAYNARDVILLE QUARRY, TN	1	1	0	0	0	0	1.6	0	No
MCCOOK, IL	4	2	0	0	0	0	0.4	0	No
MIAMI QUARRY, FL	1	3	0	0	0	0	2.1	0	No
MORRISTOWN QUARRY, TN	2	1	0	0	0	0	0.7	0	No
N.WILKESBORO-115 QUARRY, NC	3	1	0	0	0	0	0.5	0	No
NORCROSS, GA	1	2	0	0	0	0	0.6	0	No
NOTASULGA QUARRY, AL	4	1	0	0	0	0	0.3	0	No
OSHKOSH, WI	1	1	0	0	0	0	0.2	0	No
PALMDALE S&G, CA	2	1	0	0	0	0	0.3	0	No
PARSONS QUARRY, TN	2	2	0	0	0	0	14.4	0	No
PINEVILLE QUARRY, NC	4	1	0	0	0	0	2.5	0	No
RABUN, GA	2	1	0	0	0	0	0.2	0	No
RACINE, WI	1	3	0	0	0	0	1.6	0	No
READYVILLE, TN	3	11	0	0	0	0	6.1	0	No
RELIANCE S&G, CA	3	1	0	0	0	0	0	0	No
RICHARD CITY QUARRY, TN	2	1	0	0	0	0	0.5	0	No
RICHMOND RD QUARRY, KY	4	3	0	0	0	0	0.9	0	No
RIVER ROAD QUARRY, TN	2	2	0	0	0	0	0	0	No
ROCKMART, GA	3	1	0	0	0	0	0.2	0	No
ROGERSVILLE QUARRY, TN	1	1	0	0	0	0	0.2	0	No
SANDERS(WARRENTON)QY, VA	3	1	0	3	0	0	0.7	0	No
SANGER S&G, CA	2	2	0	0	0	0	5.5	0	No
SANTO DOMINGO S & G, NM	1	1	0	0	0	0	0.9	0	No
SCOTTSBORO, AL	3	1	0	0	0	1	0	0	No
SHELBYVILLE QUARRY, TN	1	0	6	0	0	0	0	0	No
SIMONTON S&G, TX	2	1	0	0	0	0	0.6	0	No
SKIPPERS QUARRY, VA	2	1	0	0	0	0	0.7	0	No
SMITH SUPPORT, FL	2	1	0	0	0	0	0	0	No
SOUTH RUSSELLVILLE, AL	2	1	0	0	0	0	0.6	0	No
SPRINGFIELD QUARRY, TN	2	1	0	0	0	0	0	0	No
SPRUCE PINE QUARRY, NC	2	1	0	0	0	0	0	0	No
STOCKBRIDGE, GA	3	2	0	0	0	0	0.5	0	No
SUN CITY S&G, AZ	1	1	0	0	0	0	0.5	0	No
SUN VALLEY S&G, CA	1	1	0	0	0	0	0.2	0	No
SUNNILAND MINE, FL	3	1	0	0	0	0	0	0	No
TAMPA CEMENT GRINDING PLANT, FL	3	1	0	1	0	0	0.2	0	No
TAMPA YARD, FL	1	1	0	0	0	0	0.3	0	No
TEHUACANA QUARRY, TX	2	2	0	0	0	0	0.2	0	No
TSB CEMENT PLANT, FL	3	2	0	0	0	0	1.7	0	No
WHEELER RIDGE, CA	5	1	0	0	0	0	0.5	0	No
WILSON COUNTY, TN	3	1	10	0	0	0	2.2	0	No
WITHERSPOON SAND PLANT, FL	2	1	0	0	0	0	0	0	No
OTHER OPERATIONS - 127	256	0	0	0	0	0	0	0	No
Total	522	177	17	5	0	2	99.2	0

EXHIBIT 99 – Page 5 of 7

The total dollar value of proposed assessments received during the twelve months ended December 31, 2010 for all other citations, as well as proposed assessments received during the reporting period for citations previously issued, is $78,414.
The table below sets forth, by mine, the pending legal actions filed before the Federal Mine Safety and Health Review Commission during the twelve months ended December 31, 2010. We initiated each of these actions in order to contest the appropriateness of citations issued.

Name of Operation	State	Case Type	Action Type	Date Case Filed
ENKA	NC	Contest Penalty	104(a)	1/4/2010
BARTOW	GA	Contest Penalty	104(a), 104(a) S&S	1/5/2010
MAYNARDVILLE QUARRY	TN	Contest Penalty	104(a) S&S	1/6/2010
KODAK QUARRY	TN	Contest Penalty	104(a) S&S	1/7/2010
MCCOOK	IL	Contest Penalty	104(a) S&S	1/11/2010
ROCHESTER	IL	Contest Penalty	104(a) S&S	1/11/2010
LEMONT, UG	IL	Contest Penalty	104(a), 104(a) S&S	1/11/2010
MIAMI QUARRY	FL	Contest Penalty	104(a)	1/26/2010
TAMPA BAY	FL	Contest Penalty	104(d)(1) S&S	1/27/2010
BLACK ROCK	AR	Contest Penalty	104(a), 104(a) S&S	1/27/2010
BESSEMER	AL	Contest Penalty	104(a)	1/28/2010
TRINITY	AL	Contest Penalty	104(a)	2/1/2010
GREYSTONE	NC	Contest Penalty	104(a) S&S	2/1/2010
TSB CEMENT PLANT	FL	Contest Penalty	104(a), 104(a) S&S	2/3/2010
HARDIN COUNTY QUARRY	KY	Contest Penalty	104(a) S&S	2/4/2010
PUDDLEDOCK	VA	Contest Penalty	104(a)	3/2/2010
TEHUACANA	TX	Contest Penalty	104(a)	3/4/2010
SUN VALLEY	CA	Contest Penalty	104(a) S&S	3/5/2010
GRAND RIVERS	KY	Contest Penalty	104(a), 104(a) S&S	3/10/2010
PRIDE	AL	Contest Penalty	104(a) S&S	3/10/2010
READYVILLE	TN	Contest Penalty	104(a), 104(a) S&S	3/15/2010
MORRISTOWN QUARRY	TN	Contest Penalty	104(a)	3/15/2010
MCCOOK	IL	Contest Penalty	104(a), 104(a) S&S	3/23/2010
RABUN	GA	Contest Penalty	104(a)	3/30/2010
1604	TX	Contest Penalty	104(a)	4/2/2010
BARTLETT UG	IL	Contest Penalty	104(a) S&S	4/2/2010
CORONA	CA	Contest Penalty	104(a), 104(g)(1)S&S, 104(a)S&S	4/23/2010
HUNTSVILLE	AL	Contest Penalty	104(a) S&S	4/28/2010
RABUN	GA	Contest Penalty	104(a)	4/29/2010
LITHIA SPRINGS	GA	Contest Penalty	104(a), 104(a) S&S	4/29/2010
GRAYCOURT	SC	Contest Penalty	104(a) S&S	4/29/2010
PINEVILLE	NC	Contest Penalty	104(a)	4/29/2010
TAMPA CEMENT GRINDING PLANT	FL	Contest Penalty	104(a)	5/4/2010
BROOKSVILLE CALCIUM PLANT	FL	Contest Penalty	104(a) S&S	5/26/2010
GROESBECK	TX	Contest Penalty	104(a)	5/27/2010
BROOKSVILLE ROCK PLANT	FL	Contest Penalty	104(a), 104(a) S&S	6/2/2010
FLOYD	AR	Contest Penalty	104(a)	6/2/2010
GRAND RIVERS	KY	Contest Penalty	104(a), 104(a) S&S	6/2/2010
DOCLITO	AL	Contest Penalty	104(a)	6/2/2010
GRAHAM, VA	VA	Contest Penalty	104(a)	6/2/2010
CLEAR CREEK	NC	Contest Penalty	104(a) S&S	6/7/2010
SANGER	CA	Contest Citation	104(a)	6/9/2010
SANGER	CA	Contest Citation	104(a)	6/9/2010
SANGER	CA	Contest Citation	104(a)	6/9/2010
SANGER	CA	Contest Citation	104(a)	6/9/2010
SANGER	CA	Contest Citation	104(a)	6/9/2010
SANGER	CA	Contest Citation	104(a)	6/9/2010
SANGER	CA	Contest Citation	104(a)	6/9/2010
SANGER	CA	Contest Citation	104(a)	6/9/2010
SANGER	CA	Contest Citation	104(a)	6/9/2010
SANGER	CA	Contest Citation	104(a)	6/9/2010

EXHIBIT 99 – Page 6 of 7

Name of Operation	State	Case Type	Action Type	Date Case Filed
SANGER	CA	Contest Citation	104(a)	6/9/2010
SANGER	CA	Contest Citation	104(a)	6/9/2010
SANGER	CA	Contest Citation	104(a)	6/9/2010
NOTASULGA	AL	Contest Penalty	104(a)	6/28/2010
WEST 43RD	AZ	Contest Penalty	104(a)	7/1/2010
BLACK ANGUS	AZ	Contest Penalty	104(a)	7/1/2010
SILOAM	GA	Contest Penalty	104(a)	7/1/2010
LEESBURG SAND PLANT	GA	Contest Penalty	104(a)	7/6/2010
HUEBNER	TX	Contest Penalty	104(a)	7/8/2010
HELOTES	TX	Contest Penalty	104(a)	7/8/2010
HUEBNER	TX	Contest Penalty	104(a)	7/8/2010
FREDERICK	MD	Contest Penalty	104(a)	7/15/2010
MARANA	AZ	Contest Penalty	104(a) S&S	7/15/2010
HENDERSONVILLE	NC	Contest Penalty	104(a) S&S	7/15/2010
GOLDHEAD SAND PLANT	FL	Contest Penalty	104(a)	7/23/2010
FORT PIERCE MINE	FL	Contest Penalty	104(a) S&S	7/23/2010
PARSONS	TN	Contest Penalty	104(a) S&S	7/27/2010
BOLINGBROOK UG	IL	Contest Penalty	104(a)	7/29/2010
MAYNARDVILLE QUARRY	TN	Contest Penalty	104(a)	7/29/2010
DALTON	GA	Contest Penalty	104(a)	7/29/2010
PINEVILLE	NC	Contest Penalty	104(a), 104(a) S&S	7/29/2010
POCOMOKE	MD	Contest Penalty	104(a)	7/29/2010
FT. KNOX QUARRY	KY	Contest Penalty	104(a) S&S	7/30/2010
SANGER	CA	Contest Penalty	104(a)	8/11/2010
TAMPA CEMENT GRINDING PLANT	FL	Contest Penalty	104(d)(1) S&S	8/26/2010
FORT MYERS MINE	FL	Contest Penalty	104(a)	8/26/2010
SANDERS	VA	Contest Citation	104(d)(1) S&S	9/9/2010
SANDERS	VA	Contest Citation	104(d)(1) S&S	9/9/2010
SANDERS	VA	Contest Citation	104(d)(1) S&S	9/9/2010
YORK PLANT	PA	Contest Citation	104(a)	9/10/2010
SKIPPERS	VA	Contest Penalty	104(a)	9/15/2010
RICHMOND	VA	Contest Penalty	104(a)	9/15/2010
CHAPPELL RD S&G	NM	Contest Penalty	104(a)	9/16/2010
SANTO DOMINGO	NM	Contest Penalty	104(a), 104(a) S&S	9/16/2010
MARANA	AZ	Contest Penalty	104(a) S&S, 104(a)	9/16/2010
GRAND RIVERS	KY	Contest Penalty	104(a) S&S	9/21/2010
SAVANNAH	TN	Contest Penalty	104(a)	9/21/2010
DICKSON	TN	Contest Penalty	104(a)	9/21/2010
TAMPA SALES YARD	FL	Contest Penalty	104(a) S&S	9/21/2010
BLACK ROCK	AR	Contest Penalty	104(a) S&S	9/23/2010
TEHUACANA	TX	Contest Penalty	104(a), 104(a) S&S	9/24/2010
HELENA	AL	Contest Penalty	104(a) S&S	10/12/2010
DANLEY	TN	Contest Penalty	104(a) S&S	10/13/2010
SHELBYVILLE	TN	Contest Penalty	104(a)	10/13/2010
JACK	VA	Contest Penalty	104(a) S&S	10/15/2010
HOUSTON SALES YARD	TX	Contest Penalty	104(a)	10/18/2010
RACINE QUARRY	WI	Contest Penalty	104(a) S&S	10/19/2010
SANDERS	VA	Contest Penalty	104(a), 104(a) S&S	10/19/2010
HARRISON COUNTY	IN	Contest Penalty	104(a)	10/20/2010
TAMPA CEMENT GRINDING PLANT	FL	Contest Penalty	104(a) S&S	11/3/2010
BROOKSVILLE CALCIUM PLANT	FL	Contest Penalty	104(a)	11/3/2010
HANOVER	PA	Contest Penalty	104(a)	11/17/2010
BARTLETT UG	IL	Contest Penalty	104(a) S&S	11/18/2010
MCCOOK QUARRY	IL	Contest Penalty	104(a)	11/18/2010
SYCAMORE QUARRY	IL	Contest Penalty	104(a)	11/18/2010
BOLINGBROOK UG	IL	Contest Penalty	104(a)	11/18/2010
BOLINGBROOK STONE	IL	Contest Penalty	104(a)	11/19/2010
1604 STONE	TX	Contest Penalty	104(a) S&S	12/2/2010
MAIMI QUARRY	FL	Contest Penalty	104(a) S&S	12/7/2010
BROOKSVILLE ROCK PLANT	FL	Contest Penalty	104(a)	12/7/2010
TSB CEMENT PLANT	FL	Contest Penalty	104(a), 104(a) S&S	12/7/2010
115 QUARRY	NC	Contest Penalty	104(a) S&S	12/17/2010

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